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                                                                   EXHIBIT 10.12

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of June __, 2003, by WERNER HOLDING CO. (PA), INC., a Pennsylvania corporation (the "Company"), for the benefit of the Holders (as defined below).

                                 R E C I T A L S

         WHEREAS, the Company is a party to a Recapitalization Agreement (the "Recapitalization Agreement") dated as of May 7, 2003, pursuant to which the Company will effect a comprehensive recapitalization of the Company. Such recapitalization will consist of an amendment and restatement of the Company's Articles of Incorporation, reclassification of the pre-recapitalization common shares into redeemable and nonredeemable shares, issuance and sale of newly-authorized convertible preferred shares to a new investor, the closing of a new credit facility and the redemption of all redeemable common shares, all as set forth in the Recapitalization Agreement and related documents (the "Recapitalization").

         WHEREAS, this Agreement is being entered into pursuant to the Recapitalization Agreement, and is intended to amend, restate and supersede the Master Registration Rights Agreement, dated as of November 24, 1997 (the "1997 Agreement"), made by the Company in favor of the Holders (as defined therein).

         WHEREAS, as a part of the Recapitalization, the Company has agreed to grant the registration rights set forth below to the shareholders of the Company as of immediately following the closing of the Recapitalization.

                                A G R E E M E N T

         In consideration of the Recapitalization Agreement and other agreements referred to therein, as inducement for the closing of the Recapitalization Agreement and such other agreements and for other good and valuable consideration and intending to be legally bound hereby, the Company hereby agrees as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person will be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                  "Articles of Incorporation" means the Second Amended and Restated Articles of Incorporation of the Company in effect as of immediately following the closing of the Recapitalization and as such Articles may thereafter from time to time be amended in accordance with applicable law and such Articles.

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                  "Commission" means the U.S. Securities and Exchange Commission and any successor federal agency having similar powers.

                  "Conversion Shares" means the shares of Class F Common Stock or any shares of common stock of the Company into which Class F Common Stock has been converted pursuant to the Articles of Incorporation, issuable upon conversion of the Series A Preferred Stock from time to time.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor law, as amended from time to time, including the various rules and regulations issued pursuant to that Act or any successor law.

                  "GEI Investors," at any date of determination, means all of the following who are then Holders: Green Equity Investors III, L.P. and its Affiliates.

                  "Holders," as of any date of determination, means the holders of record of Registrable Securities other than any Persons to whom Registrable Securities have been transferred who are not Permitted Assignees under Section 3(b) hereof.

                  "Initial Public Offering" shall have the meaning ascribed to that term in the Articles of Incorporation.

                  "Investcorp Investors," at any date of determination, means all of the following who are then Holders: Investcorp Bank B.S.C. and its Affiliates and any other investor with whom Investcorp Bank B.S.C. or any Affiliate thereof has an administrative relationship.

                  "Person" means an individual, limited or general partnership, joint venture, limited liability company, corporation, estate, trust, unincorporated organization or other entity or a government or any department or agency thereof.

                  "Registrable Securities," as of any date of determination, means (a) the shares of Class A, Class B, Class C, Class D and Class E Common Stock of the Company outstanding immediately following the closing of the Recapitalization, (b) any additional shares of capital stock of the Company acquired prior to the Initial Public Offering by an Investcorp Investor, a GEI Investor or by any Person who as of immediately following the closing of the Recapitalization was a holder of record of Class A or Class B Common Stock of the Company, (c) shares of capital stock of the Company purchased pursuant to the Company's 1997 Stock Loan Plan (and any shares issuable upon exercise of stock options granted in lieu thereof), (d) any Conversion Shares and (e) any shares of capital stock of the Company issued on account of any of the foregoing in connection with any stock split or stock dividend effected after the closing of the Recapitalization and equity securities of any other issuer issued in exchange for any of the foregoing in connection with any merger, consolidation, reorganization or recapitalization effected after the closing of the Recapitalization. Notwithstanding the foregoing, any particular Registrable Securities shall cease to be such when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (ii) they shall have ceased to be outstanding, or (iii) with respect to a particular Holder who holds less than one half of one percent (1/2%) of the outstanding capital stock of the Company, all such

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securities beneficially held by such Holder and its Affiliates may be sold in compliance with Rule 144(k) under the Securities Act.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with its obligations under Section 2 hereof including, without limitation, the reasonable and documented fees and expenses of counsel for the Sellers (which such counsel shall be selected by Holders of a majority of the Registrable Securities included in the applicable registration), all Commission and any stock exchange registration, listing, filing or NASD fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," and its counsel, as may be required by the rules and regulations of the NASD), all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications), all word processing, duplicating and printing expenses, internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions, in-house counsel of the Company and outside counsel employed by the Company for purposes of the registration.

                  "Securities Act" means the Securities Act of 1933, or any successor law, as amended from time to time, including the various rules and regulations issued pursuant to that Act or any successor law.

                  "Seller" means each Holder whose Registrable Securities are included in a registration under Section 2 of this Agreement.

                  "Series A Preferred Stock" means the Series A Convertible Preferred Stock.

                  Certain other terms are defined elsewhere in this Agreement.

         SECTION 2. REGISTRATION RIGHTS.

         (a)      Demand Rights; IPO Participation.

                  (i) At any time following 90 days after the occurrence of the Initial Public Offering, Holders who are Investcorp Investors shall have the right, exercisable for up to a total of two (2) effective registration statements, and GEI Investors shall have the right, exercisable for up to a total of two (2) effective registration statements, to require the Company to register under the Securities Act such number of Registrable Securities as such Holders shall designate for sale in a written request to the Company (the "Demand Registration"); provided, however, that (x) the aggregate number of Registrable Securities designated for sale by all Demanding Investors (as defined below) in any Demand Registration may not represent less than 2% of the total number of shares of capital stock of the Company then outstanding and (y) the Company may defer a Demand Registration for a single period not to exceed 90 days, if the Board of

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Directors of the Company determines in the exercise of its reasonable judgment that due to a pending or contemplated acquisition, disposition or public offering it would be inadvisable to effect a Demand Registration at such time. Each of the Investcorp Investors or GEI Investors exercising its right to a Demand Registration under this subdivision (i) is referred to herein as a "Demanding Investor."

                  (ii) The Company will not, without the written consent of a majority in interest of the Investcorp Investors exercising their right to a Demand Registration and a majority in interest of the GEI Investors exercising their right to a Demand Registration, include in any Demand Registration securities for sale for the account of any Person (including the Company) other than such Demanding Investors, except that the Company may include securities held by other Holders having the contractual right to be so included pursuant to this Agreement (subject to the applicable provisions of this Agreement).

                  (iii) In addition to the Demand Registration rights granted to the Demanding Investors in this Section 2(a), the Demanding Investors shall, to the extent that any selling shareholders are to be included in the Initial Public Offering as determined in good faith by the Board of Directors of the Company after consultation with the managing underwriter of the Initial Public Offering, have the right to include in such Initial Public Offering (and the registration statement relating thereto) up to 80% of the total selling shareholder shares to be so included, such shares to be included by the Investcorp Investors and the GEI Investors pro rata based on the number of Registrable Securities such Demanding Investors then propose to register pursuant to such Demand Registration, and Holders who are not Demanding Investors shall have the right to include in such Initial Public Offering (and the registration statement relating thereto) up to 20% of the total selling shareholders shares to be so included.

         (b) Piggyback Registration Rights. If at any time following the Initial Public Offering the Company proposes to file a registration statement with respect to equity securities of the Company (including without limitation pursuant to a Demand Registration, but excluding any registration statement on Form S-8 or S-4 or comparable successor forms or a registration statement relating to a dividend reinvestment plan), which is available for use for Registrable Securities, under the Securities Act, then the Company shall give written notice of such proposed filing to each Holder at least 30 days before the anticipated filing date of such registration statement, and such notice shall offer each Holder the opportunity to include in such registration statement the Registrable Securities then owned by such Holder, as such Holder may request in writing within 15 days after receipt of the Company's notice (which request shall specify the number of Registrable Securities to be included in such registration statement and the intended method of disposition).

         (c) Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2(a) or (b) hereof, the Company will as expeditiously as practicable:

                  (i) (A) prepare and file with the Commission a registration statement on the appropriate form which includes such Registrable Securities, (B) promptly respond to all comments received with respect to such registration statement and make and file all amendments thereto deemed necessary by the Company's legal counsel, and (C) thereafter use its reasonable

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best efforts to cause such registration statement to become effective at the earliest practicable date, but not later than one hundred twenty (120) days after filing of such registration statement;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement accurate and effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities have been disposed of by the Sellers thereof set forth in such registration statement or for the longer of (A) nine months plus a period equal to (x) any period during which the Sellers are prohibited from making sales because of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court plus (y) any holdback period pursuant to Section 2(e) that occurs while the registration statement is effective or (B) if the Company is eligible to conduct a continuous secondary offering pursuant to Rule 415 under the Act, two years (the "Demand Period"); and will furnish to each such Seller at least 2 business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such Seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or of the rules or regulations thereunder; provided, that a registration will not count as a Demand Registration unless it is declared effective by the Commission and remains effective until the earlier of such time as all of the Registrable Securities included in such registration have been sold or disposed of or withdrawn from sale by the Sellers and the expiration of the Demand Period or, if the registration remains effective for a shorter period, the Sellers have sold at least eighty percent (80%) of each class or series of their respective Registrable Securities included in such Demand Registration. In addition, a request for registration shall not be deemed to constitute a Demand Registration if: (i) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied other than by reason of some act or omission by the Demanding Investors; (ii) the Company voluntarily takes any action that would result in the Sellers not being able to sell such Registrable Securities covered thereby during the Demand Period; (iii) after it has become effective, such Demand Registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court and such order, injunction or requirement is not promptly withdrawn or lifted, and such Demand Registration has not otherwise remained effective for the Demand Period (including effective periods both before and after the order, injunction or requirement is made or imposed); or (iv) such Demand Registration does not involve an underwritten offering and the Demanding Investors determine not to proceed following any delay imposed hereunder by the Company; provided, however, that, prior to such delay, Demanding Investors have not sold more than eighty percent (80%) of each class or series of their respective Registrable Securities included in such Demand Registration.

                  (iii) furnish to each Seller of such Registrable Securities, upon their request, one copy of such registration statement and of each such amendment thereof and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, such documents, if any,

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incorporated by reference in such registration statement or prospectus, and such other documents as such Seller may reasonably request;

                  (iv) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Seller shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things that may be necessary or advisable to enable such Seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (v) if such registration statement relates to an underwritten offering, obtain and furnish to each Seller a signed counterpart, addressed to such Seller, of the legal opinions and accountants' comfort letters which are to be delivered to the underwriters;

                  (vi) promptly notify each Seller whose Registrable Securities are covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall promptly prepare a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (vii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder;

                  (viii) if the Common Stock of the Company is listed on a national securities exchange or quoted on NASDAQ, use its best efforts to comply with the requirements of such exchange or NASDAQ to include shares of Registrable Securities covered by such registration statement for listing on each such securities exchange or for quotation on NASDAQ.

The Company may require each Seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such Seller and the distribution of such securities as the Company may from time to time reasonably request in

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writing and as shall be required by law or by the Commission in connection with such registration.

         (d) Underwriting Agreement. If requested by the underwriters for any underwritten offering which includes pursuant to a registration covered by
Section 2(a) or (b) hereof, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain representations and warranties by the Company and other terms and provisions not inconsistent with this Section 2 as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 2(g) hereof, and the Company will cooperate with such Sellers to the end that the conditions precedent to the obligations of such Sellers under such underwriting agreement shall not include conditions that are not customary in underwriting agreements with respect to secondary distributions and shall be otherwise satisfactory to such Sellers. Sellers on whose behalf shares are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Sellers. Such Sellers shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements regarding such Sellers, such Sellers' Registrable Securities and such Sellers' intended method or methods of disposition and any other representation required by law.

         (e) Lock-Up. The rights granted to each Holder pursuant to this Agreement are subject to the following:

                  (i) If and to the extent requested by the managing underwriter in connection with the Initial Public Offering, such Holder shall agree in writing that such Holder will not, without the consent of the managing underwriter and except for shares included in the Initial Public Offering, if any: (x) effect any public sale or distribution of any equity securities of the Company, or any securities convertible into, or exercisable or exchangeable for, any such equity securities for a period of 180 days following effectiveness of the registration statement relating to such Offering or (y) effect any other transfer of any of the foregoing during such 180 day period unless the transferee agrees in writing to be bound by the terms and conditions of this
Section 2(e); and

                  (ii) If and to the extent requested by the managing underwriter in connection with any other underwritten offering of equity securities of the Company (whether for the account of the Company, selling shareholders or both) which occurs within three (3) years following the effectiveness of the Initial Public Offering, such Holder shall agree in writing that such Holder will not, without the consent of the managing underwriter (except for shares included in the Initial Public Offering, if any): (x) effect any public sale or distribution of any equity securities of the Company, or any securities convertible into, or exercisable or exchangeable for, any such equity securities for a period of up to 90 days following effectiveness of the registration statement relating to such Offering or (y) effect any other transfer of any of the foregoing during such 90 day period unless the transferee agrees in writing to be bound by the terms and conditions of this Section 2(e).

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Failure by a Holder to satisfy any of the foregoing conditions set forth in this
Section 2(e), after receipt of such a request from the Company, shall cause a forfeiture of all registration rights of such Holder contained in this Agreement with respect to the offering as to which such lock-up agreement was requested and subsequent offerings.

         (f) Registration Expenses. The Company agrees to pay, in connection with each registration of Registrable Securities covered by Section 2(a) or 2(b) hereof, all Registration Expenses.

         (g)      Indemnification and Contribution.

                  (i) Indemnification by Company. The Company agrees to indemnify, to the full extent permitted by law, each Seller, and any of their officers, directors, employees and partners, and each Person who controls such Seller within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act (each a "Shareholder Indemnified Party") against any and all losses, claims, damages, liabilities or expenses, joint or several (collectively, "Damages") to which they or any of them may become subject: (i) under the Securities Act, the Exchange Act, or otherwise, insofar as such Damages (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus or any amendment to any of the foregoing, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) as a result of or in connection with any violation of applicable federal, state or foreign laws or regulations (collectively, "Laws") by the Company (other than as a result of any act committed by or omission of a Shareholder Indemnified Party without the Company's approval) or any of the Company's employees, officers or directors in connection with any such registration; provided, however, that the Company will not be liable if any such Damages arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Shareholder Indemnified Party in a signed document stating that such information is specifically for use therein; provided, further, that the foregoing indemnity is subject to the condition that, insofar as it related to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424(b) under the Securities Act), such indemnity shall not inure to the benefit of the Sellers from whom the Person asserting any Damages purchased the Registrable Securities which are the subject thereof, if copies of such final prospectus were delivered to such Seller on a timely basis and such Seller did not deliver to such Person the final prospectus with or prior to the written confirmation for the sale of such Registrable Securities to such Person. In connection with an underwritten offering, the Company will indemnify the underwriters thereof to the same extent as provided above with respect to the indemnification of Shareholder Indemnified Parties and use its reasonable best efforts to obtain a reciprocal and mutual indemnity from the underwriters. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Shareholder Indemnified Party and shall survive any transfer by the same of the Registrable Securities of the Sellers.

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                  (ii)     Indemnification by Sellers. Each Seller will furnish
to the Company in writing such information and affidavits with respect to such Seller as the Company reasonably requests for use in connection with any registration statement or prospectus to be filed or used under this Agreement and each of them, upon executing and delivering an underwriting agreement or otherwise upon registration of the Registrable Securities pursuant to the terms of this Agreement, shall agree to indemnify and hold harmless to the fullest extent permitted by law, the Company, each person who signed the registration statement, any underwriter, and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (each, a "Company Indemnified Party" and, collectively with Shareholder Indemnified Parties, the "Indemnified Parties") against joint or several Damages to which they or any of them may become subject: (i) under the Securities Act, the Exchange Act or otherwise, insofar as such Damages (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any Damages arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing by such Seller or on such Seller's behalf to the Company in a signed document stating that such information is specifically for use therein; or (ii) as a result of or in connection with any violation of applicable Laws by such Seller or any general or limited partners, employees, officers or directors of such Seller in connection with any such registration; provided that, as to any underwriter or any person controlling any underwriter, the foregoing indemnity does not apply to any Damages based upon any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424(b) under the Securities Act) if a copy of the final prospectus was not sent to or given by or on behalf of any underwriter to such person asserting such Damages at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act. This indemnity will be in addition to any liability which a Seller may otherwise have, including any under this Agreement. Notwithstanding the foregoing, the obligation to indemnify will be several and not joint and in no event shall the liability of any Seller of Registrable Securities hereunder be greater than the proceeds realized by such Seller of Registrable Securities sold as contemplated herein.

                  (iii) Conduct of Indemnification Proceedings. Promptly after receipt by an Indemnified Party under subsection (a) or (b) above of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing at the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which such party may have under this Section 2(g) except to the extent that the indemnifying party has been prejudiced in any material respect by such failure or from any liability which such party may have otherwise). In case any such action is brought against any Indemnified Party, and the Indemnified Party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party, if any, so notified, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the

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indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, the Indemnified Party shall have the right to employ its counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of the commencement of the action, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the indemnifying party, and such Indemnified Party has been advised in good faith by counsel that there is a conflict of interest on the part of counsel employed by the indemnifying party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party will not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the indemnifying party will not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties). Anything in this subsection to the contrary notwithstanding: (A) an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; and (B) no indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (iv) Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in this Section 2(g) is for any reason held to be unavailable or is insufficient to hold harmless an Indemnified Party, then the indemnifying party and the Indemnified Party shall contribute to the aggregate Damages of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting from Damages suffered by the Indemnified Party any contribution received by the Indemnified Party from Persons, other than the indemnifying party, who may also be liable for contribution, including Persons who control the indemnifying party within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange
Act) to which the indemnifying party, on the one hand, and the Indemnified Party, on the other hand, may be subject, in such proportions as are appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnified Party, on the other hand, in connection with the statements or omissions which resulted in Damages, as well as any other relevant equitable considerations.

         The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by a party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 2(g)(iv) was determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the foregoing,
(i) any underwriting agreement entered into pursuant hereto may provide that in no case shall any underwriter (except as may be provided in any agreement among underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Registrable Securities purchased by such underwriters, and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2(g)(iv), notify such party or parties from which contribution may be sought of any obligation it or they may have under this Section 2(g)(iv) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent, which consent may not be unreasonably withheld or delayed. Notwithstanding the foregoing, the liability of a Seller, except for any liability resulting from the willful misconduct or intentional action of such Seller, shall not exceed an amount equal to the proceeds realized by such Seller of the Registrable Securities sold as contemplated herein.

         (h)      Rule 144 Sales.

                  (i) Compliance. The Company covenants that, to the extent that it is subject to the reporting requirements of the Exchange Act, it will use its reasonable best efforts to file the reports required to be filed by it under the Exchange Act so as to enable any Holder to sell Registrable Securities without registration pursuant to Rule 144 under the Securities Act.

                  (ii) Cooperation with Holders. In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall, to the extent permissible under applicable law, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be issued at least two business days prior to any sale of such Registrable Securities for such number of shares and registered in such names as the Holder may reasonably request upon ten (10) business days prior notice. The Company's obligation set forth in the previous sentence shall be subject to the delivery, if reasonably requested by the Company or its transfer agent, by counsel to such Holder (which counsel shall be reasonably acceptable to the Company and its transfer agent), in form and substance reasonably satisfactory to the Company and its transfer agent, of an opinion that such Securities Act legend need not appear on such certificate.

         (i) Selection of Managing Underwriter. In the event that a Demand Registration is proposed to be effected through an underwritten offering, a majority in interest of the Holders participating therein who are Demanding Investors shall have the right to select the managing underwriter or underwriters. With respect to any other registration statement covered by
Section 2(a) or (b) hereof, the Company shall select the managing underwriter or underwriters subject to the consent of a majority in interest of the Sellers, which consent will not be unreasonably withheld.

         (j) Underwriter Cutbacks. Notwithstanding anything in this Agreement to the contrary and in addition to any other limitations on rights to participate in a registration statement hereunder:

                  (i)      In the event that a registration statement covered by
Section 2(a) or (b) relates to an underwritten public offering, the number of shares which may otherwise be includable therein for the account of members of management of the Company (as such individuals are identified in good faith by the Board of Directors of the Company) shall be limited in the aggregate to the number which the managing underwriter advises the Board of Directors will not adversely affect the marketing of the other shares included in such offering; and

                  (ii)     In the event that a registration statement covered by
Section 2(a) or (b) hereof relates to an underwritten offering (other than the Initial Public Offering as to which Section 2(a)(iii) shall apply) and the managing underwriter of such offering advises the Company in writing that the total number of shares which are proposed to be included therein for the account of selling shareholders is sufficiently large to affect adversely the marketing of the shares in such offering, and as a result thereof the number of shares proposed to be so included needs to be limited to a specified number of shares (the "Maximum Number") then the following provisions shall apply to reduce the number of such shares to the Maximum Number: first, shares as to which the holder thereof does not have the contractual registration right to have such shares so included pursuant to this Agreement shall be excluded from such registration statement; second, to the extent necessary, additional shares held by appropriate Holders shall be excluded so that (A) in the case of the first underwritten offering completed subsequent to the Initial Public Offering, the aggregate number of shares to be included in such registration and offering for the account of Holders who are Investcorp Investors or GEI Investors shall represent the lesser of (1) the shares requested to be included by the Investcorp Investors and GEI Investors and (2) 80% of the Maximum Number, such shares to be included by the Investcorp Investors and the GEI Investors pro rata based on the number of Registrable Securities the Investcorp Investors and the GEI Investors requested to be included in such registration, and shares of Sellers who are not Investcorp Investors or GEI Investors shall be included in such registration and offering with respect to the remaining percentage of the Maximum Number to the extent requested by such Sellers to be included in such underwritten offering, and (B) in the case of subsequent underwritten offerings, the number of Registrable Securities to be included in such registration and offering for the account of Holders shall be pro rata, up to the Maximum Number, based on the number of Registrable Securities requested to be included in such registration and offering by each such Holder desiring to participate therein; provided, however, that at and after such time as the Investcorp Investors and the GEI Investors, in the aggregate, have reduced their investment in the Company such that such Investors hold, in the aggregate, less than 50% of the equity securities of the Company held by them in the aggregate immediately after the Recapitalization, the provisions of Section 2(j)(ii)(A) shall no longer apply and all Holders shall be entitled to pro rata participation up to the Maximum Number. Notwithstanding the foregoing, if any such market "cutback" occurs with respect to a Demand Registration and all such Demanding Investors that made the Demand are not able to sell at least eighty percent

(80%) of each class of the Registrable Securities that such Demanding Investors proposed to sell pursuant to such Demand Registration, then such request for registration will not count against the number of Demands to which the Demanding Investor that made the Demand are entitled pursuant to Section 2(a).

         SECTION 3. MISCELLANEOUS.

         (a) Notices. All notices, instructions and other communications in connection with this Agreement shall be in writing and may be given by (i) personal delivery, (ii) sent by certified mail, return receipt requested, postage prepaid, or (iii) delivery by a nationally recognized overnight courier as follows: if to the Company at, 93 Werner Road, Greenville, Pennsylvania 16125, attention: Eric J. Werner, General Counsel, with a copy to Gibson, Dunn & Crutcher LLP, 200 Park Avenue, NY, NY 10166, attention: E. Michael Greaney; if to a Holder at the address of such Holder on the shareholder records of the Company. Notices shall be deemed to have been given (A) when actually delivered personally, (B) on the fifth day after mailing by certified mail, and (C) the next business day if sent by overnight courier (with proof of delivery).

         (b) Assignability. This Agreement may not be assigned by any Holder under any circumstances except to a Permitted Assignee. As used herein, "Permitted Assignee" means a Person to whom record ownership of Registrable Securities is transferred by a Holder without violation or breach of the Articles of Incorporation or any agreement restricting such transfer provided that the transferring Holder shall give at least 10 days advance notice of such transfer to the Company and provided further that, after giving effect to such transfer, such Permitted Transferee holds no less than 100 shares of Class A, Class B, Class C, Class D or Class E Common Stock, Series A Preferred Stock or Conversion Shares of the Company (as such amount may be adjusted to reflect any stock split, stock dividend or similar transaction) and all the shares so held are subject to the terms and provisions of this Agreement. This Agreement shall be binding upon the Company and its successors and upon the successors and Permitted Assignees of the Holders.

         (c) Amendment and Waiver. The rights of the Holders and the obligations the Company hereunder are subject to amendment upon, and any non-compliance by the Company may be waived by, the written consent of the Company and a majority in interest of the Holders of Registrable Securities who are Investcorp Investors and a majority in interest of the Holders of Registrable Securities who are GEI Investors; provided, that no such amendment or waiver which materially and adversely affects Holders who are not Investcorp Investors or GEI Investors shall be effective unless a majority in interest of the Holders who are not Investcorp Investors or GEI Investors shall also give their consent thereto. Any amendment satisfying the foregoing requirements, as applicable, shall be binding upon all Holders.

         (d) Governing Law. This Agreement shall be construed both as to validity and performance in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania applicable to agreements to be performed in Pennsylvania, without regard to principles of conflict of laws of such jurisdiction or any other jurisdiction.

         (e) Headings; Sections. All headings and captions in this Agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this Agreement.

All references to Section in this Agreement refer to Sections of this Agreement, unless the context otherwise expressly provides.

         (f) Entire Agreement. This Agreement contains, and is intended as, a complete statement of all the terms of the arrangements provided for herein, and supersedes any previous agreements and understandings with respect to such arrangements.

         (g) Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction.

         (h) Specific Performance. The Company acknowledges and agrees that in the event of any breach of this Agreement by the Company, the Holders would be irreparably harmed and could not be made whole by monetary damages. Accordingly, the Company hereby agrees that in addition to any other remedy to which the Holders may be entitled at law or in equity, the Holders shall be entitled to compel specific performance of this Agreement in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction for such action.

         (i) Termination of 1997 Agreement. The 1997 Agreement is hereby amended and restated in its entirety and shall no longer be of any force or effect. This Agreement supersedes and replaces the 1997 Agreement in all respects.

         Agreed to as of the date first above written.

                                             WERNER HOLDING CO. (PA), INC., a
                                                  Pennsylvania corporation

                                             By: _____________________________
                                                 Name:
                                                 Title: